UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 21, 2003




                           WSFS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                           0-16668               22-2866913
       --------                           -------               ----------
(State or other jurisdiction         (SEC Commission           (IRS Employer
     of incorporation)                    File No.)           Identification
                                                                  Number)


838 Market Street, Wilmington, Delaware               19899
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(Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code: (302)792-6000
                                                    -------------




                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
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         (c) Exhibits:

                  99.1     Press Release dated October 21, 2003


Item 12. Results of Operations and Financial Condition
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         On October 21, 2003, the Registrant issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      WSFS FINANCIAL CORPORATION


Date: October 22, 2003
                                      By:/s/ Marvin N. Schoenhals
                                      ----------------------------------------
                                         Marvin N. Schoenhals
                                         Chairman and President